SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 4, 2006
                Date of Report (Date of earliest event reported)



                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                     1-4141                    13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.         Other Events
---------          ------------


Registrant's press release dated April 4, 2006, reporting the declaration of a special dividend on the Registrant's common stock, is filed herewith as Exhibit
99.0 and is incorporated herein by reference.

Effective April 4, 2006, the Company exercised its right under its existing Credit Agreement dated November 15, 2005 to increase by $100 million the aggregate commitments thereunder resulting in total commitments of $250 million.



Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

 (d) Exhibits

     99.0         Press release of Registrant dated April 4, 2006.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. By:

                          ---------------------------------------------


                                    /s/Allan Richards
                                    -----------------------
Name:                                    Allan Richards
Title:                              Senior Vice President &
                                           Secretary


   Dated:   April 10, 2006



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                                INDEX TO EXHIBITS

Exhibit
Number   Exhibit Description
------   -------------------

99.0 Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated April 4, 2006